                                                                    EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY

                                WITH RESPECT TO
                   10 1/4% SENIOR SUBORDINATED NOTES DUE 2006
                                       OF

                              AVONDALE MILLS, INC.

              PURSUANT TO THE PROSPECTUS DATED SEPTEMBER   , 1996



     This form must be used by a holder of 10 1/4% Senior Subordinated Notes due 2006 (the "Notes") of Avondale Mills, Inc., an Alabama corporation (the "Company"), who wishes to tender Old Notes to the Exchange Agent pursuant to the guaranteed delivery procedures described in "The Exchange Offer -- Guaranteed
Delivery Procedures" of the Company's Prospectus, dated September   , 1996 (the
"Prospectus") and in Instruction 2 to the related Letter of Transmittal. Any holder who wishes to tender Old Notes pursuant to such guaranteed delivery procedures must ensure that the Exchange Agent receives this Notice of Guaranteed Delivery prior to the Expiration Date of the Exchange Offer. Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus or the Letter of Transmittal.



THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
TIME, ON OCTOBER   , 1996 UNLESS EXTENDED (THE "EXPIRATION DATE").


                              The Bank of New York
                             (the "Exchange Agent")

By Overnight Carrier or by Hand:    By Registered or Certified Mail:

The Bank of New York                The Bank of New York
Corporate Trust Services Window     101 Barclay Street -- 7E
Ground Level                        New York, New York 10286
101 Barclay Street -- 7E            Attn: Ms. Jodi Smith
New York, New York 10286

                 By Facsimile (for Eligible Institutions only):
                                 (212) 815-6339
                              Attn: Ms. Jodi Smith
                  Confirmation by telephone at (212) 815-2791

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

     Upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal, the undersigned hereby tenders to the Company, the principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus and in Instruction 2 of the Letter of Transmittal.

     The undersigned hereby tenders the Old Notes listed below:

                                             AGGREGATE PRINCIPAL
                                             AMOUNT REPRESENTED
CERTIFICATE NUMBER(S) (IF KNOWN) OF OLD         BY OLD NOTES            AGGREGATE PRINCIPAL
   NOTES OR ACCOUNT NUMBER AT THE DTC          CERTIFICATE(S)             AMOUNT TENDERED

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                            PLEASE SIGN AND COMPLETE
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
  Signatures of Registered Holder(s) or
  Authorized Signatory:                        Date:  __________________ , 1996
                                               Address:
  Name(s) of Registered Holder(s):             Area Code and Telephone No.

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      This Notice of Guaranteed Delivery must be signed by the holder(s)
 exactly as their name(s) appear on certificates for Old Notes or on a security position listing as the owner of Old Notes, or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information.

                      Please print name(s) and address(es)

 Name(s):
          ---------------------------------------------------------------------

 Capacity:
           --------------------------------------------------------------------

 Address(es):
              -----------------------------------------------------------------

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
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                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)
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      The undersigned, a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or is a commercial bank or trust company having an office or correspondent in the United States, or is otherwise an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities and Exchange Act of 1934, as amended, guarantees deposit with the Exchange Agent of the Letter of Transmittal (or facsimile thereof), together with the Old Notes tendered hereby in proper form for transfer (or confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at DTC described in the prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures" and in the Letter of Transmittal) and any other required documents, all by 5:00 p.m., New York City time, on the third New York Stock Exchange trading day following the date of execution hereof.
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
  Name of firm
              ----------------------------     ---------------------------------
                                                      (Authorized Signature)

  Address                                      Name
         ---------------------------------         -----------------------------
                                                          (Please Print)
  ----------------------------------------
             (Include Zip Code)                Title
                                                    ----------------------------

  Area Code and Tel. No.                       Dated                      , 1996
                        ------------------          ----------------------


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     DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. ACTUAL SURRENDER OF
CERTIFICATES FOR OLD NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, AN EXECUTED LETTER OF TRANSMITTAL.

                    INSTRUCTIONS TO REGISTERED HOLDER AND/OR
         BOOK-ENTRY TRANSFER FACILITY PARTICIPANT FROM BENEFICIAL OWNER
                                       OF

                              AVONDALE MILLS, INC.

                   10 1/4% SENIOR SUBORDINATED NOTES DUE 2006


To Registered Holder and/or Participant of the Book-Entry Transfer Facility:


     The undersigned hereby acknowledge receipt of the Prospectus, dated
September   , 1996 (the "Prospectus) of Avondale Mills, Inc., an Alabama
corporation (the "Company"), and the accompanying Letter of Transmittal (the "Letter of Transmittal"), that together constitute the Company's offer (the "Exchange Offer"). Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.


     This will instruct you, the registered holder and/or book-entry transfer facility participant, as to action to be taken by you relating to the Exchange Offer with respect to the 10 1/4% Senior Subordinated Notes due 2005 (the "Notes") held by you for the account of the undersigned.

     The aggregate face amount of the Old Notes held by you for the account of the undersigned is (FILL IN AMOUNT):


     $          of the 10 1/4% Senior Subordinated Notes due 2006;


     With respect to the Exchange Offer, the undersigned hereby instructs you (CHECK APPROPRIATE BOX):

     / / TO TENDER the following Old Notes held by you for the account of the undersigned (INSERT PRINCIPAL AMOUNT OF OLD NOTES TO BE TENDERED, IF
        ANY): $

     / / NOT TO TENDER any Old Notes held by you for the account of the undersigned.


     If the undersigned instruct you to tender the Old Notes held by you for the account of the undersigned, it is understood that you are authorized (a) to make on behalf of the undersigned (and the undersigned, by its signature below, hereby makes to you), the representation and warranties contained in the Letter of Transmittal that are to be made with respect to the undersigned as a beneficial owner, including but not limited to the representations that (i) the undersigned's principal residence is in the state of (FILL IN STATE)
              , (ii) the undersigned is acquiring the New Notes in the ordinary course of business of the undersigned, (iii) the undersigned is not participating, does not intend to participate, and has no arrangement or understanding with any person to participate in the distribution of the New Notes, (iv) the undersigned acknowledges that any person participating in the Exchange Offer for the purpose of distributing the New Notes must comply with the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the "Act"), in connection with a secondary resale transaction of the New Notes, acquiring by such person and cannot rely on the position of the Staff of the Securities and Exchange Commission set forth in no-action letters that are discussed in the section of the Prospectus entitled "The Exchange Offer -- Resales of the New Notes," and (v) the undersigned is not an "affiliate," as defined in Rule 405 under the Act, of the Company or Avondale Incorporated; (b) to agree, on behalf of the undersigned, as set forth in the

Letter of Transmittal; and (c) to take such other action as necessary under the Prospectus or the Letter of Transmittal to effect the valid tender of such Old Notes.

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                                   SIGN HERE

   Name of beneficial owner(s):
                               -------------------------------------------------

   Signature(s):
                ----------------------------------------------------------------

   Name (please print):
                       ---------------------------------------------------------

   Address:
           ---------------------------------------------------------------------

           ---------------------------------------------------------------------

           ---------------------------------------------------------------------

   Telephone number:
                   -------------------------------------------------------------

   Taxpayer Identification or Social Security Number:
                                                     ---------------------------

   Date:
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